Exhibit 99.1

Evolution Metals & Technologies Corp. Appoints

U.S. Air Force General Thomas A. Bussiere (Ret.) to Board of Directors

Former Commander of Air Force Global Strike Command Brings Four Decades of Executive Strategic Planning, Defense Logistics, and Multi-Billion-Dollar Enterprise Leadership

MIAMI, FL, August 13, 2026 — Evolution Metals & Technologies Corp. (“EM&T” or the “Company”) (Nasdaq: EMAT), a U.S.-based critical materials and advanced manufacturing company, today, announced the appointment of General Thomas A. Bussiere (ret.), former Commander of United States Air Force Global Strike Command and former Deputy Commander of the U.S. Strategic Command, as an independent member of its Board of Directors.

General Bussiere joins EM&T following an extraordinary 40-year career in the United States Air Force, culminating in his service as the four-star Commander of Air Force Global Strike Command, where he led more than 33,000 personnel responsible for the nation’s bomber and intercontinental ballistic missile forces, its nuclear command, control and communications (NC3) enterprise, and multi-billion-dollar strategic modernization programs, including responsibility for defense supply chains, national level strategic operations, and critical asset optimizations. Prior to this, he served as Deputy Commander of U.S. Strategic Command, co-directing global operations and strategic joint-force command for the nation’s most critical defense missions. His career also included senior leadership positions overseeing multinational and interagency operations, advanced technology programs, organizational transformation, safety and compliance, and large distributed workforces.

“General Bussiere brings unmatched operational scale, strategic discipline, and enterprise risk management to EM&T as we continue building and scaling a critical materials and advanced manufacturing platform of national and global significance,” said David Wilcox, Executive Chairman of EM&T. “General Bussiere has spent over four decades leading mission-critical organizations at extraordinary scale, overseeing strategic assets, managing enterprise risk and executing complex modernization programs where performance, accountability, and disciplined execution were paramount. His strategic experience will be invaluable as EM&T leads the market in critical minerals production, including rare earth permanent magnets which meet the criteria for DFARS compliance.”

General Bussiere previously commanded the Alaskan Command, Eleventh Air Force and Alaskan North American Aerospace Defense Command Region, as well as Eighth Air Force and the Joint-Global Strike Operations Center. Across these assignments, he developed extensive experience coordinating complex organizations and international stakeholders while operating in high-reliability, high-consequence environments.

General Bussiere is also a command pilot with more than 3,400 flight hours across multiple advanced aircraft, including the F-22 Raptor, the F-15 Eagle, the B-1B Lancer and the B-2A Spirit. He holds a Bachelor of Science in Business Management from Norwich University and multiple graduate degrees, including a Master of Strategic Studies from the U.S. Army War College. His full biography is contained on the U.S. Air Force website: https://www.af.mil/About-Us/Biographies/Display/Article/108798/thomas-a-bussiere/

General Bussiere stated: “I am honored to join the Board of Evolution Metals & Technologies Corp. at this critical stage in the Company’s development. The resilience of critical materials supply chains and advanced manufacturing capabilities has become increasingly important to both economic and national security. EM&T has an ambitious mission and a differentiated operating platform. I look forward to working with David, the management team and my fellow directors to support disciplined execution, strong governance and sustainable long-term value creation.”

General Bussiere was appointed to the Board’s Audit, Compensation, and Nominating and Corporate Governance Committees.

In connection with the Board appointment, Saul Locker has been appointed Chairman of the Audit Committee. Thomas Stoddard has resigned from the Board and his positions on its committees. EM&T thanks Mr. Stoddard for his service and contributions to the Company.

About Evolution Metals & Technologies Corp.

Evolution Metals & Technologies Corp. (Nasdaq: EMAT) is a U.S.-based critical materials and advanced manufacturing company for rare earth permanent magnets, battery materials, and related critical minerals and technologies. By leveraging proven commercial-scale operations, advanced processing technologies, and strategic partnerships, EM&T operates what it believes is the only vertically integrated critical materials supply chain spanning end-of-life electronics and batteries, high-grade concentrates, and the manufacture of finished rare earth magnets (including high-performance rare earth magnets) and battery materials. For additional information, please visit https://investors.evolution-metals.com and follow the Company on Linkedin.

Cautionary Note Regarding EM&T Forward-Looking Statements

This press release may contain forward-looking statements as defined within Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, or the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements include, but are not limited to, statements regarding EM&T’s plans, objectives, expectations, projections, strategies, the anticipated contributions of General Bussiere to the Board of Directors and to the Company, the value the Company expects to derive from his experience, judgment and perspective, EM&T’s governance and Board and committee composition, EM&T’s strategic execution and growth initiatives, competitive positioning, and commercial operations. All statements, other than statements of historical facts, included herein and public statements by our officers or representatives, that address activities, events or developments that our management expects or anticipates will or may occur in the future, are forward-looking statements, including but not limited to statements regarding future business strategy, production capacity, plans and goals, competitive strengths, and expansion and growth of our business. These forward-looking statements, along with terms such as “anticipate,” “expect,” “intend,” “may,” “will,” “should,” “believes,” “positioned,” and other comparable terms, involve risks and uncertainties because they relate to events and depend on circumstances that will occur in the future. Those risks include risks related to changes in our operations; uncertainties concerning estimates and projections; industry-related risks; the commercial success of, and risks related to, our development activities; uncertainties and risks related to our reliance on contractors, equipment suppliers, and consultants; risks related to key personnel retention and the integration of newly hired personnel and teams; risks that General Bussiere’s service on the Board may not result in the anticipated benefits to the Company; risks related to Board and committee composition, director transitions, and succession planning; and general risks related to the execution of the Company’s strategic and growth initiatives. Those statements include statements regarding the intent, belief, or current expectations of EM&T and its management, as well as the assumptions on which such statements are based. Although the Company has attempted to identify important factors that could cause actual results to differ materially from those described in forward-looking statements, there may be other factors that cause results not to be as anticipated, estimated, or intended. While these forward-looking statements were based on assumptions that the Company believes are reasonable when made, you are cautioned that forward-looking statements are not guarantees of future performance and that actual results, performance, or achievements may differ materially from those made in or suggested by the forward-looking statements contained in this press release. In addition, even if our results, performance, or achievements are consistent with the forward-looking statements contained in this press release, those results, performance, or achievements may not be indicative of results, performance, or achievements in later periods. Given these risks and uncertainties, you are cautioned not to place undue reliance on these forward-looking statements. Any forward-looking statements made in this press release speak only as of the date of those statements, and we undertake no obligation to update those statements or to publicly announce the results of any revisions to any of those statements to reflect future events or developments unless required by law. These statements are subject to risks and uncertainties that could cause actual results to differ materially from those expressed or implied, including risks related to execution, financing, regulatory approvals, equipment delivery, customer qualification and certification, and market conditions. Additional information concerning these and other factors that may impact EM&T’s expectations and projections can be found in filings it makes with the SEC, including the Annual Report on Form 10-K of EM&T for the year ended December 31, 2025 filed with the SEC on February 20, 2026 and the Report on Form 10-Q of EM&T for the three months ended March 31, 2026 filed with the SEC on May 22, 2026, including those under “Risk Factors” therein, and other documents filed or to be filed with the SEC by EM&T. SEC filings are available on the SEC’s website at www.sec.gov.

Investor Relations Contacts

Judith McGarry

Evolution Metals & Technologies Corp.

investor.relations@evolution-metals.com

Arx Investor Relations

North American Equities Desk

EMAT@arxhq.com